Rule 497(e)
Registration No. 033-21561
1940 Act File No. 811-05537

SUPPLEMENT DATED AUGUST 2, 2016
TO THE PROSPECTUS DATED APRIL 30, 2016
OF

Nicholas Money Market Fund, Inc.

THIS SUPPLEMENT UPDATES THE PROSPECTUS

PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE

This Supplement updates certain information contained in the above-referenced Prospectus of Nicholas Money Market Fund, Inc. (the “Fund”).

At a meeting held on August 1, 2016, the Board of Directors of the Fund (the “Board”) approved a Plan of Liquidation and Dissolution (the “Plan”) of the Fund pursuant to which the assets of the Fund will be exchanged, redeemed, or liquidated on a pro rata basis to stockholders as described herein. The liquidation of the Fund is expected to occur during the third quarter of 2016 (the effective date of the liquidation, the “Liquidation Date”). The Fund may have to depart from its stated investment strategies and techniques, although the Fund continues to seek to maintain a stable share price of $1.00 and to follow the rules of the Securities and Exchange Commission applicable to money market funds relating to the credit quality, liquidity, diversification and maturity of investments. If the liquidation is approved by stockholders, the Fund will cease to engage in any investment activities, except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of its liabilities and distributing its remaining assets to stockholders in accordance with the Plan.

Suspension of Sales. Effective June 30, 2016, the Fund closed to new investors and to additional purchases by existing stockholders.

Liquidation of Assets. All shares of the Fund outstanding on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record on the Liquidation Date will receive proceeds of such automatic redemptions equal to the shareholder's proportionate interest in the Fund's net assets at the time of liquidation.

Investment Alternatives. At any time prior to the Liquidation Date, stockholders may redeem their shares of the Fund and receive the net asset value thereof via the methods provided in the Fund's prospectus. Stockholders may also exchange their shares of the Fund for shares of other available Nicholas funds or the Fidelity Investments Money Market Funds: Government Portfolio at net asset value.

Redemption of Shares. Pursuant to the Plan, any stockholder who has not exchanged or redeemed their shares of the Fund prior to the close of business on the Liquidation Date, will (i) if such stockholders of taxable accounts in the Fund have an aggregate value of less than $100, have the cash proceeds of their account sent to them at their address of record when the liquidation occurs, (ii) if such stockholders of taxable accounts in the Fund have an aggregate value of $100 or more, have their shares exchanged on the Liquidation Date for shares of the Fidelity Investments Money Market Funds: Government Portfolio, and (iii) if such shares are held directly with the Fund in an individual retirement account (“IRA”), Roth IRA, SEP, SARSEP, Coverdell Education Savings Account, custodial accounts, or certain other retirement plan accounts unless otherwise instructed or determined to be prohibited by law, be exchanged on the Liquidation Date for shares of the Fidelity Investments Money Market Funds: Government Portfolio in order to avoid loss of favorable tax treatment.

The liquidation of the Fund will be a taxable event. This distribution will be made on the Liquidation Date to all stockholders of record as of the record date, as determined by the Board. Stockholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.